UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2003

The Sports Authority, Inc.

(Exact name of registrant specified in Charter)

Delaware	1-13426	36-3511120

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3383 North State Road 7, Ft. Lauderdale, FL	33319

(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code: (954) 735-1701

N.A.

(Former name and former address, if changed since last report)

Item 5. Other Events.

     On February 19, 2003, The Sports Authority, Inc., a Delaware corporation (“TSA”), Gart Sports Company, a Delaware corporation (“Gart”), and Gold Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Gart (“Merger Sub”), entered into an Agreement and Plan of Merger, dated as of February 19, 2003 (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into TSA, TSA will become a wholly owned subsidiary of Gart and Gart will change its name to The Sports Authority, Inc. Green Equity Investors, L.P. (“GEI”) has entered into a Stockholder’s Agreement, dated as of February 19, 2003 (the “Stockholder’s Agreement”), pursuant to which GEI has agreed to vote its Gart shares in favor of the Gart share issuance contemplated by the Merger Agreement, subject to terms and conditions of the Stockholder’s Agreement.

     As more specifically set forth in the Merger Agreement, which is subject to approval by the stockholders of each of Gart and TSA, regulatory review and certain other conditions, each common stockholder of TSA will have the right to receive .37 of a share of common stock of Gart for each share of common stock of TSA held by such stockholder immediately prior the consummation of the merger.

     Each common stockholder of TSA entitled to vote on the merger will receive a joint proxy statement/prospectus describing the background and terms of the merger and seeking approval of the merger.

     In connection with the Merger Agreement, TSA and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agent”) have entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Amended and Restated Rights Agreement, dated September 11, 2002, between TSA and the Rights Agent, to facilitate the transactions contemplated by the Merger Agreement.

     Attached hereto as exhibits and incorporated herein by reference are (i) the Merger Agreement (Exhibit 2.1); (ii) the Rights Agreement Amendment (Exhibit 4.1); (iii) the Stockholder’s Agreement (Exhibit 99.1); and (iv) the joint press release issued by TSA and Gart on February 20, 2003 (Exhibit 99.2). The foregoing summaries of the Merger Agreement and the Rights Agreement Amendment are qualified in their entirety by reference to Exhibits 2.1 and 4.2, respectively, hereof.

Item 7. Exhibits.

(c) Exhibits

     2.1 Agreement and Plan of Merger, dated February 19, 2003, by and among Gart Sports Company, a Delaware corporation, Gold Acquisition Corp., a Delaware corporation, and The Sports Authority, Inc., a Delaware corporation.

     4.1 Amendment No. 1 to Amended and Restated Rights Agreement, dated February 19, 2003, between The Sports Authority, Inc. and American Stock Transfer & Trust Company.

     99.1 Stockholder’s Agreement between The Sports Authority, Inc. and Green Equity Investors, L.P., dated as of February 19, 2003.

     99.2 Joint Press Release issued by Gart Sports Company and The Sports Authority, Inc. on February 20, 2003.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2003	By: /s/ George R. Mihalko

Name: George R. Mihalko Title: Vice Chairman, Chief Administrative Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated February 19, 2003, by and among Gart Sports Company, a Delaware corporation, Gold Acquisition Corp., a Delaware corporation, and The Sports Authority, Inc., a Delaware corporation.

4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated February 19, 2003, between The Sports Authority, Inc. and American Stock Transfer & Trust Company.

99.1	Stockholder’s Agreement between The Sports Authority, Inc. and Green Equity Investors, L.P., dated as of February 19, 2003.

99.2	Joint Press Release issued by Gart Sports Company and The Sports Authority, Inc. on February 20, 2003.

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